                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Robert M. Freeman
                                       ---------------------------
                                       Robert M. Freeman, Chairman
                                       of the Board of Directors

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Malcolm S. McDonald
                                       ------------------------------
                                       Malcolm S. McDonald, Director,
                                       President and Chief Executive
                                       Officer

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Wallace B. Millner, III
                                       ------------------------------
                                       Wallace B. Millner, III,
                                       Vice Chairman of the Board of
                                       Directors and Chief Financial
                                       Officer (Principal Financial
                                       Officer)

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ W. H. Catlett, Jr.
                                       ------------------------------
                                       W. H. Catlett, Jr., Executive
                                       Vice President and Controller
                                       (Principal Accounting Officer)

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ J. Henry Butta
                                       ------------------------
                                       J. Henry Butta, Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Norwood H. Davis, Jr.
                                       -------------------------
                                       Norwood H. Davis, Jr.,
                                       Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ William C. DeRusha
                                       ----------------------------
                                       William C. DeRusha, Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ C. Stephenson Gillispie
                                       ----------------------------
                                       C. Stephenson Gillispie, Jr.
                                       Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Elizabeth G. Helm
                                       ---------------------------
                                       Elizabeth G. Helm, Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset-backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Robert M. Heyssel
                                       ---------------------------
                                       Robert M. Heyssel, Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset- backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Henry A. Rosenberg, Jr.
                                       ---------------------------
                                       Henry A. Rosenberg, Jr.,
                                       Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset- backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Louis B. Thalheimer
                                       -----------------------------
                                       Louis B. Thalheimer, Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset- backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ T. Gaylon Layfield, III
                                       -----------------------------
                                       T. Gaylon Layfield, III
                                       Vice Chairman of the Board of
                                       Directors and Chief Operating
                                       Officer

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Signet Bank, a Virginia banking corporation (the "Bank"), hereby constitutes and appoints each of Wallace B. Millner, III, David L. Brantley, Sara R. Wilson and Suzanne Bachman his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place and stead to sign and file a registration statement under the Securities Act of 1933, as amended, on the appropriate form registering asset- backed securities of one or more trusts originated by the Bank relating to the Bank's student loans, with power to sign and file any amendment or amendments thereto, with all exhibits thereto and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things necessary and appropriate to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.

                                       /s/ Bruce C. Gottwald, Jr.
                                       --------------------------
                                       Bruce C. Gottwald, Jr.
                                       Director